Exhibit 10.4

THIRD AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of August 23, 2012 by and among (i)Enanta Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), (ii) the investors listed on Schedule 1 attached hereto (the “Series C Investors”), (iii) the investors listed on Schedule 2 attached hereto (the “Series D Investors”), (iv) the holders of Common Stock Purchase Warrants listed on Schedule 3 attached hereto (the “Warrant Holders”), (v) the investors listed on Schedule 4 attached hereto (the “Series E Investors”), (vi) the investors listed on Schedule 5 attached hereto (the “Series F Investors”), and (vii) the investors listed on Schedule 6 attached hereto (the “Series G Investors,” and together with the Series C Investors, the Series D Investors, the Warrant Holders, the Series E Investors, and the Series F Investors, the “Investors”).

WHEREAS, the Corporation issued shares of its Series C Convertible Preferred Stock, par value $.01 per share (the “Series C Preferred Stock”), to the Series C Investors pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement, dated December 17, 1998, among the Corporation and the Series C Investors and in connection therewith the Corporation and certain Series C Investors entered into a Registration Rights Agreement, dated December 17, 1998, as amended by an Amendment to Registration Rights Agreement dated September 10, 1999 by and among the Corporation, Phoenix Leasing Incorporation, and certain Series C Investors (the “Original Registration Rights Agreement”);

WHEREAS, the Corporation issued shares of its Series D Convertible Preferred Stock, par value $.01 per share (the “Series D Preferred Stock”), to the Series D Investors pursuant to that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of April 28, 2000, among the Corporation and the Series D Investors and in connection therewith the Corporation and certain Series D Investors entered into an Amended and Restated Registration Rights Agreement dated April 28, 2000, as amended by Amendments No. 1, 2 and 3 to the Amended and Restated Registration Rights Agreement dated as of August 1, 2000, February 5, 2001 and May 7, 2001, respectively (the “Prior Registration Rights Agreement”), which amended and restated and further amended (to include the Warrant Holders as parties) the Original Registration Rights Agreement;

WHEREAS, the Corporation issued shares of its Series E Convertible Preferred Stock, par value $.01 per share (the “Series E Preferred Stock”), to the Series E Investors pursuant to that certain Series E Convertible Preferred Stock Purchase Agreement, dated as of June 6, 2002, among the Corporation and the Series E Investors and in connection therewith the Corporation and certain Series E Investors entered into an Second Amended and Restated Registration Rights Agreement dated June 6, 2002, as amended by Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement dated as of January 23, 2003 (the “Second Amended and Restated Registration Rights Agreement”), which amended and restated and further amended (to include the Warrant Holders as parties) the Prior Registration Rights Agreement;

WHEREAS, the Corporation issued shares of its Series F Convertible Preferred Stock, par value $.01 per share (the “Series F Preferred Stock”), to Series F Investors pursuant to that certain Series F Convertible Preferred Stock Purchase Agreement, dated as of June 18, 2004, among the Corporation and the Series F Investors and in connection therewith the Corporation and certain Series F Investors entered into an Amendment No. 2 to the Second Amended and Restated Registration Rights Agreement dated as of June 18, 2004 (the “Amendment No. 2”);

WHEREAS, the Corporation issued shares of its Series G-1 Convertible Preferred Stock, par value $.01 per share (the “Series G-1 Preferred Stock”) and Series G-2 Convertible Preferred Stock, par value $.01 per share (the “Series G-2 Preferred Stock,” and together with the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, the “Preferred Stock”), to the Series G Investors pursuant to that certain Series G Convertible Preferred Stock Purchase Agreement, dated as of December 20, 2006, among the Corporation and the Series G Investors and in connection therewith the Corporation and certain Series G Investors entered into an Amendment No. 3 to the Second Amended and Restated Registration Rights Agreement dated as of June 18, 2004 (the “Amendment No. 3,” and together with Amendment No. 2 and the Second Amended and Restated Registration Rights Agreement, the “Existing Agreement”);

WHEREAS, the Corporation, the Investors and the Warrant Holders wish to amend and restate the Existing Agreement and replace it in its entirety with the rights and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation, Investors and the Warrant Holders party hereto hereby completely and irrevocably waive any and all application of the Second Amended and Restated Registration Rights Agreement and agree that the Second Amended and Restated Registration Rights Agreement is hereby amended and restated to read in its entirety as set forth in this Agreement, and such parties hereby further agree, as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(b) The term “Holder” means any holder of Registrable Securities.

(c) The term “Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, of even date herewith, by and among the Corporation and the Investors listed therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(d) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

(e) The term “Registrable Securities” means:

(1) the Common Stock issued or issuable upon conversion of the Series C Preferred Stock;

(2) the Common Stock issued or issuable upon conversion of the Series D Preferred Stock;

(3) the Common Stock issued or issuable upon conversion of the Series E Preferred Stock, including all of the shares of Common Stock issuable, upon conversion of the warrants to purchase shares of Series E Preferred Stock issued by the Corporation to Silicon Valley Bank dated December 2002;

(4) the Common Stock issued or issuable upon conversion of the Series F Preferred Stock;

(5) the Common Stock issued or issuable upon conversion of the Series G Preferred Stock;

(6) any Common Stock purchased by a Series C Investor (or its permitted transferees) pursuant to Section 2 of the Investor Rights Agreement (or Common Stock issuable with respect to other securities purchased thereunder);

(7) any Common Stock purchased by a Series D Investor (or its permitted transferees) pursuant to Section 5 of the Stock Restriction Agreement or Section 2 of the Investor Rights Agreement (or Common Stock issuable with respect to other securities purchased thereunder);

(8) any Common Stock purchased by a Series E Investor (or its permitted transferees) pursuant to Section 5 of the Stock Restriction Agreement or Section 2 of the Investor Rights Agreement (or Common Stock issuable with respect to other securities purchased thereunder);

(9) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series C Preferred Stock, Common Stock or other securities described in clauses (1) and (6) above;

(11) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series D Preferred Stock, Common Stock or other securities described in clauses (2) and (7) above;

(12) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series E Preferred Stock, Common Stock or other securities described in clauses (3) and (8) above;

(13) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series F Preferred Stock, Common Stock or other securities described in clause (4) above;

(14) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Series G Preferred Stock, Common Stock or other securities described in clause (5) above;

provided, however, that any shares of the Corporation shall cease to be Registrable Securities at such time as the Corporation’s obligations with respect to such shares pursuant to Sections 2, 3 and 11 of this Agreement terminate pursuant to the provisions of Section 12 of this Agreement.

(f) The term “SEC” means the Securities and Exchange Commission.

(g) The term “Securities Act” means the Securities Act of 1933, as amended.

(h) The term “Series C Registrable Securities” means the Registrable Securities described in clauses (1), (6) and (11) of Section 1(e) above.

(i) The term “Series D Registrable Securities” means the Registrable Securities described in clauses (2), (7) and (12) of Section 1(e) above.

(j) The term “Series E Registrable Securities” means the Registrable Securities described in clauses (3), (8) and (13) of Section 1(e) above.

(k) The term “Series F Registrable Securities” means the Registrable Securities described in clauses (4) and (14) of Section 1(e) above.

(l) The term “Series G Registrable Securities” means the Registrable Securities described in clauses (5) and (15) of Section 1(e) above.

(m) The term “Stock Restriction Agreement” means the Third Amended and Restated Stock Restriction Agreement, of even date herewith, by and among the Corporation, the Founders and the Investors listed therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, a holder of Preferred Stock shall be deemed the Holder of the Registrable Securities issuable upon conversion thereof, and such Preferred Stock shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of Preferred Stock.

2. Request for Registration. If at any time after the date six months after the closing of the Corporation’s first public offering of securities, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from one or more Holders (other than Silicon Valley Bank or its permitted transferee) that hold, in the aggregate, at least fifty percent (50%) of the then outstanding Registrable Securities, that the Corporation file a registration statement under the Securities Act, or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of at least twenty percent (20%) of the then outstanding Registrable Securities or Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Securities Act.

Notwithstanding the foregoing: (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation’s estimated date of filing of, and ending on a date six (6) months following such estimated date of filing of a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation that the Holders are entitled to join under Section 3, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation’s estimate of the date of filing such registration statement is made in good faith; (b) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its shareholders for a registration statement to be filed at such time, then the Corporation’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; provided, however, that the Corporation may not use such right described in this clause (b) more than once in any twelve month period; and (c) the Corporation may postpone a registration pursuant to this election for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding three (3) months unless the Holders agree to bear the costs of any special audit.

The Corporation shall not be obligated to effect more than three (3) registrations pursuant to this Section 2.

3. Corporation Registration. Subject to Section 8 of this Agreement, if at any time the Corporation proposes to register, other than on Forms S-4 or S-8 or applicable successor forms regardless of their designations, any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of shareholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty (30) days after giving of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered.

4. Obligations of the Corporation. Whenever required under Section 2, 3, or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the distribution thereof has been completed; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called “shelf registration”), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty (180) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders and the underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not qualified to do business, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

(e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

(f) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.

(g) Use its best efforts either (i) to cause all such Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Corporation are then listed, if the listing of such securities is then permitted under the rules of such exchange and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Securities with the Financial Industry Regulatory Authority.

(h) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the selling Holders of Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

(i) Make available for inspection by any selling Holder of Registrable Securities, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such selling Holder or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Corporation, and cause all of the Corporation’s officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(j) Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time and advise each selling Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose.

(k) Make such representations and warranties to the selling Holders of Registrable Securities and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.

(l) Immediately notify each Holder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(m) If the offering is underwritten and at the request of any Holder, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to such seller, covering such matters with respect to the Registration Statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer’s counsel provided to the underwriters in underwritten public offerings, and (ii) a letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Corporation included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request.

(n) Permit any Holder of Registrable Securities, which Holder, based on the written advice of counsel reasonably satisfactory to the Company and its counsel, might be deemed to be a controlling person of the Corporation, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Corporation and its counsel after consultation with such Holder.

5. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement with respect to the registration of any Holder’s Registrable Securities that such Holder shall furnish to the Corporation such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities, as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

6. Expenses of Demand Registration. All expenses incurred in connection with registrations pursuant to Section 2 (excluding underwriters’ discounts and commissions), including, without limitation, all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

7. Corporation Registration Expenses. All expenses (excluding underwriters’ discounts and commissions) incurred in connection with a registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the selling Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

8. Underwriting Requirements.

(a) In connection with any offering under Section 3 involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required to include any Holder’s Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering under Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, no securities of any shareholder except Registrable Securities of Holders shall be included in such offering unless all Registrable Securities which the Holders have requested to be included are included, and the Corporation shall only be required to include in the offering so many of the Registrable Securities of the Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities owned by such selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders) ; provided, however, in no event may less than 20% of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Securities.

(b) With respect to any underwriting of shares to be registered under Section 2, or any underwriting of shares to be registered under Section 11, the selling Holders shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation, which consent shall not be unreasonably withheld or delayed. If, in connection with any underwriting of shares to be registered under Section 2, in the opinion of the managing underwriter the inclusion of all of the Registrable Securities requested to be registered under Section 2 would adversely affect the marketing of such shares, shares to be sold by the Holders of Registrable Securities shall be excluded only after any shares to be sold by the Corporation and any other holder of the Corporation’s securities (other than the Holders) have been excluded, in such manner that the shares to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Securities. In connection with any underwritings of shares to be registered under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters.

9. Delay of Registration. Without the written approval of at least 50% of the Registrable Securities then outstanding (voting on a Common Stock equivalent basis), no Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act, and any of their respective officers, directors and agents, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Securities Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, and will reimburse each such Holder, underwriter, controlling person, officer, director and agent for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person officer, director or agent.

(b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, and any underwriter for the Corporation (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10 and shall only relieve it from any liability which it may have to such indemnified party under this Section 10 if and to the extent the indemnifying party is prejudiced by such omission.

11. Registrations on Form S-3.

(a) If, at any time, (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from one or more Holders that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation, each such time, shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

(b) Expenses. All expenses (excluding underwriters’ discounts and commissions) incurred in connection with a registration requested pursuant to Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holders and counsel to the Corporation, shall be borne by the Corporation for a maximum of two (2) such registrations per year.

(c) The Holders’ rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

12. Limitation on Corporation Offerings. The Corporation shall not register securities for sale for its own account or, except as permitted by Section 14, any securities other than Registrable Securities, in any registration requested pursuant to Section 2 or 11 unless permitted to do so by the written consent of the Holders of more than two-thirds (2/3) of the Registrable Securities as to which registration has been requested. The Corporation may not cause any other registration of securities for its own account (other than a registration effected solely to implement an employee benefit plan or on Form S-4 or applicable successor form regardless of its designation) which would become effective less than six (6) months after the effective date of any registration requested pursuant to Section 2 or 11 to be initiated after receiving such request.

The Corporation’s obligations pursuant to Sections 2, 3 and 11 shall terminate with respect to any holder of Registrable Securities if all shares of Registrable Securities held by such holder have been sold pursuant to a registration statement or Rule 144 of the Securities Act or, in the case of any holder of Registrable Securities holding less than 50,000 shares of Registrable Securities, may be sold under Rule 144 of the Securities Act.

13. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

(b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the 1934 Act; and

(c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

14. Limitations in Connection with Future Grants of Registration Rights. Without the prior written consent of the Holders of two-thirds in voting power of then outstanding Series C Registrable Securities, Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities and Series G Registrable Securities, voting together as a single class on a Common Stock equivalent basis, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity.

15. Transfer of Registration Rights. The registration rights of any Holder (and of any permitted transferee of any Holder or its permitted transferees) under this Agreement with respect to any Registrable Securities may be transferred to any Affiliate of such Holder or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least 200,000 shares of Registrable Securities held or acquired as of the date hereof by such Holder; provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an “Affiliate” of any Holder (or any such transferee) means any general or limited partner of any Holder (or transferee), if a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Holder or transferee.

16. Mergers, Etc. The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement (except that any such surviving corporation shall not be obligated to undertake a registration of the Holders’ Registrable Securities at any time before the date six months after the closing of such surviving corporation’s first public offering of securities), and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act.

17. Stand-Off Agreement. Each Holder, if requested by the Corporation and the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Securities Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the Corporation held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:

(a) such agreement shall apply only to the first registration statement covering Common Stock to be sold on the Corporation’s behalf to the public in an underwritten offering; and

(b) all persons who hold shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, which in aggregate represent one percent (1%) or more of the shares of Common Stock then outstanding, and all officers and directors of the Corporation, enter into similar agreements, which similar agreements shall prohibit the managing underwriter from releasing any shares subject thereto prior to the scheduled expiration date of such agreements without the written consent of at least the same percentages of Holders that would be required to amend this Agreement or waive any provision hereof as set forth in Section 19(b) hereof.

The covenant contained in this Section 17 is in addition to any market stand-off covenant contained in any other agreement between the Corporation and any Holder.

18. Notices. All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident) or (c) two days after being sent by DHL, Federal Express or other recognized express international courier service:

(i)	if to the Corporation, to its address for Notices set forth in the Investor Rights Agreement;

(ii)	if to the Investors (or their transferees), to their respective addresses for Notices as set forth in the Investor Rights Agreement; and

(iii)	if to the Warrant Holders, to their respective addresses for Notices as set forth on Schedule 3 attached hereto.

19. Miscellaneous.

(a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

(b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least two-thirds in voting power of the then outstanding Series C Registrable Securities, Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities and Series G Registrable Securities, voting together as a single class on a Common Stock equivalent basis.

(c) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

(d) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

(e) Wherever in this Agreement there is a reference to a specific number of shares of Common Stock, Preferred Stock or Registrable Securities of the Corporation, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

(f) All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Registration Rights Agreement as a contract under seal as of the date first written above.

ENANTA PHARMACEUTICALS, INC.

By:	/s/ Jay R. Luly
Name:	Jay R. Luly
Title:	President and Chief Executive Officer

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series C Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series C Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM MEDICAL VENTURES GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series C Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series C Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

PRIVATE EQUITY HOLDING (CAYMAN) LTD.

By:	/s/ Gwendolyn McLaughlin
Name:	Gwendolyn McLaughlin
Title:	Director

By:	/s/ Rich Gorter
Name:	Rich Gorter
Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series C Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series C Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

AP PRIVATE EQUITY INVESTMENTS III B.V.

Represented by: AlpInvest Partners B.V., its managing Director

By:	/s/ E.M.J. Thyssen
Name:	E.M.J. Thyssen
Title:	Managing Partner

By:	/s/ P.F.F. de van der Schueren
Name:	P.F.F. de van der Schueren
Title:	Chief Legal Officer

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II LIMITED PARTNERSHIP

By:	Advent International Limited Partnership, General Partner

	By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
Name: Jason S. Fisherman
Title: Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	Advent Health Care and Life Sciences II Beteiligung GmbH, General Partner

	By:	Advent International Limited Partnership, General Partner

		By:	Advent International Corporation, General Partner

			By:	/s/ Jason S. Fisherman
			Name:	Jason S. Fisherman
			Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM MEDICAL VENTURES GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

PRIVATE EQUITY HOLDING (CAYMAN) LTD.

By:	/s/ Gwendolyn McLaughlin
Name:	Gwendolyn McLaughlin
Title:	Director

By:	/s/ Rich Gorter
Name:	Rich Gorter
Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM IV GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

AP PRIVATE EQUITY INVESTMENTS III B.V.

Represented by: AlpInvest Partners B.V., its managing Director

By:	/s/ E.M.J. Thyssen
Name:	E.M.J. Thyssen
Title:	Managing Partner

By:	/s/ P.F.F. de van der Schueren
Name:	P.F.F. de van der Schueren
Title:	Chief Legal Officer

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (BERMUDA) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (ADJUNCT) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series D Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series D Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

mRNA – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	Advent Health Care and Life Sciences II
Beteiligung GmbH, General Partner

	By:	Advent International Limited Partnership,
General Partner

		By:	Advent International Corporation,
General Partner

			By:	/s/ Jason S. Fisherman
			Name:	Jason S. Fisherman
			Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II LIMITED PARTNERSHIP

By:	Advent International Limited Partnership,
General Partner

	By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
		Name:	Jason S. Fisherman
		Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM IV GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM V LIFE SCIENCE VENTURES GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

BIOVENTURES INVESTORS LIMITED PARTNERSHIP II

By:	BioVentures Investors II, LLC,
its General Partner

	By:	/s/ Marc E. Goldberg
	Name:	Marc E. Goldberg
	Title:	Managing Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

WHEATLEY MEDTECH PARTNERS, L.P.

By:	Wheatley MedTech Partners, LLC,
its General Partner

	By:	/s/ Barry Rubenstein
	Name:	Barry Rubenstein
	Title:	CEO

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

PRIVATE EQUITY HOLDING (CAYMAN) LTD.

By:	/s/ Gwendolyn McLaughlin
Name:	Gwendolyn McLaughlin
Title:	Director

By:	/s/ Rich Gorter
Name:	Rich Gorter
Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

PRIVATE EQUITY CO-FINANCE

By:	/s/ Gwendolyn McLaughlin
Name:	Gwendolyn McLaughlin
Title:	Director

By:	/s/ Rich Gorter
Name:	Rich Gorter
Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

AP PRIVATE EQUITY INVESTMENTS III B.V.

Represented by: AlpInvest Partners B.V., its managing Director

By:	/s/ E.M.J. Thyssen
Name:	E.M.J. Thyssen
Title:	Managing Partner

By:	/s/ P.F.F. de van der Schueren
Name:	P.F.F. de van der Schueren
Title:	Chief Legal Officer

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (BERMUDA) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (ADJUNCT) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

mRNA – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OMEGA FUND IV, L.P.

By:	Omega Fund IV GP, L.P., its General Partner

	By:	Omega Fund IV GP Manager, Ltd.,
Its General Partner

		By:	/s/ Richard J. Lim
		Name:	Richard J. Lim
		Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series E Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series E Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ John Arnold
Name:	John Arnold
Title:	Chairman and Managing Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	Advent Health Care and Life Sciences II
Beteiligung GmbH, General Partner

	By:	Advent International Limited Partnership,
General Partner

		By:	Advent International Corporation,
General Partner

			By:	/s/ Jason S. Fisherman
			Name:	Jason S. Fisherman
			Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT HEALTH CARE AND LIFE SCIENCES II LIMITED PARTNERSHIP

By:	Advent International Limited Partnership,
General Partner

	By:	Advent International Corporation,
General Partner

		By:	/s/ Jason S. Fisherman
		Name:	Jason S. Fisherman
		Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	Advent International Corporation,
General Partner

	By:	/s/ Jason S. Fisherman
	Name:	Jason S. Fisherman
	Title:	Attorney-in-Fact

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

AP PRIVATE EQUITY INVESTMENTS III B.V.

Represented by: AlpInvest Partners B.V., its managing Director

By:	/s/ E.M.J. Thyssen
Name:	E.M.J. Thyssen
Title:	Managing Partner

By:	/s/ P.F.F. de van der Schueren
Name:	P.F.F. de van der Schueren
Title:	Chief Legal Officer

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

BIOVENTURES INVESTORS LIMITED PARTNERSHIP II

By:	BioVentures Investors II, LLC,
its General Partner

	By:	/s/ Marc E. Goldberg
	Name:	Marc E. Goldberg
	Title:	Managing Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

PRIVATE EQUITY HOLDING (CAYMAN) LTD.

By:	/s/ Gwendolyn McLaughlin
Name:	Gwendolyn McLaughlin
Title:	Director

By:	/s/ Rich Gorter
Name:	Rich Gorter
Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

TVM V LIFE SCIENCE VENTURES GMBH & CO. KG

By:	/s/ Mark G. Cipriano
Name:	Mark G. Cipriano
Title:	Authorized Signatory

By:	/s/ Dr. Helmut Schühsler
Name:	Dr. Helmut Schühsler
Title:	Managing Limited Partner

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

WHEATLEY MEDTECH PARTNERS, L.P.

By:	Wheatley MedTech Partners, LLC,
its General Partner

	By:	/s/ Barry Rubenstein
	Name:	Barry Rubenstein
	Title:	CEO

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (BERMUDA) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OBP (ADJUNCT) III – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

mRNA – HOLDINGS LLC

By:	/s/ Scott Halsted
Name:	Scott Halsted
Title:	Managing Member

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

OMEGA FUND IV, L.P.

By:	Omega Fund IV GP, L.P., its General Partner

	By:	Omega Fund IV GP Manager, Ltd.,
Its General Partner

		By:	/s/ Richard J. Lim
		Name:	Richard J. Lim
		Title:	Director

[Signature Page to Third A&R Registration Rights Agreement]

Enanta Pharmaceuticals, Inc.

Third Amended and Restated Registration Rights Agreement

Series G-2 Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Series G-2 Investor” as defined in the Third Amended and Restated Registration Rights Agreement dated as of August 23, 2012, by and among Enanta Pharmaceuticals, Inc. and the parties named therein (the “Registration Rights Agreement”), (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

HBM HEALTHCARE INVESTMENTS (CAYMAN) LTD.

By:	/s/ John Arnold
Name:	John Arnold
Title:	Chairman and Managing Director

[Signature Page to Third A&R Registration Rights Agreement]

Schedule 1

Series C Investors

TVM Medical Ventures GmbH & Co. KG

KB Lux Venture Capital Fund-Biotechnology

Ernst Günter Afting

John Fried

HEH Investment Partners, LP

Karl M. Kliem

Peter O. Kliem

W.J. McCune Jr.

Private Equity Holding (Cayman) Ltd.

Dr. Jochen Mackenrodt

Erik Hornnaess

AP Private Equity Investments III B.V.

Schedule 2

Series D Investors

Advent Health Care and Life Sciences II Limited Partnership

Advent Health Care and Life Sciences II Beteiligung GmbH & Co. KG

Advent Partners HLS II Limited Partnership

Advent Partners Limited Partnership

Lancet Capital Health Ventures L.P.

TVM Medical Ventures GmbH & Co. KG

TVM IV GmbH & Co. KG

Private Equity Holding (Cayman) Ltd.

KB Lux Venture Capital Fund – Biotechnology

Tsvetelina Lazarova

Peter O. Kliem

Philip Eaton

Erik Hornnaess

AP Private Equity Investments III B.V.

OBP III – Holdings LLC

OBP (Bermuda) III – Holdings LLC

OBP (Adjunct) III – Holdings LLC

mRNA – Holdings LLC

Schedule 3

Warrant Holders

Silicon Valley Bank

40 William Street

Wellesley, MA 02481

Attn: Ms. Melissa Stepanis, Assistant Vice President

Fax: (781) 431-9906

Schedule 4

Series E Investors

Advent Health Care and Life Sciences II Limited Partnership

Advent Health Care and Life Sciences II Beteiligung GmbH & Co. KG

Advent Partners HLS II Limited Partnership

Advent Partners Limited Partnership

Lancet Capital Health Ventures, L.P.

Private Equity Co-Finance

TVM IV GmbH & Co. KG

TVM V Life Science Ventures GmbH & Co. KG

BioVentures Investors Limited Partnership II

Private Equity Holding (Cayman) Ltd.

Wheatley MedTech Partners, L.P.

Ernst Günter Afting

Erik Hornnaess

Karl M. Kliem

Peter O. Kliem

Dr. Jochen Mackenrodt

HBM Healthcare Investments (Cayman) Ltd.

AP Private Equity Investments III B.V.

OBP III – Holdings LLC

OBP (Bermuda) III – Holdings LLC

OBP (Adjunct) III – Holdings LLC

mRNA – Holdings LLC

Omega Fund IV, L.P.

Schedule 5

Series F Investors

Shionogi & Co., Ltd.

1-8, Doshomachi 3-chome

Chuo-ku, Osaka 541-0045 Japan

Fax: (81) 6-6202-0886

Attn: Masaharu Mori, General Manager, License Dept.

Schedule 6

Series G-1 Investors

Abbott Laboratories

Series G-2 Investors

Advent Health Care and Life Sciences II Limited Partnership

Advent Health Care and Life Sciences II Beteiligung GmbH & Co. KG

Advent Partners HLS II Limited Partnership

Advent Partners Limited Partnership

AP Private Equity Investments III B.V.

BioVentures Investors Limited Partnership II

HBM Healthcare Investments (Cayman) Ltd.

Private Equity Holding (Cayman) Ltd.

TVM V Life Sciences Ventures GmbH & Co. KG

Wheatley MedTech Partners, L.P.

ReMY Capital Partners III, L.P.

Ernst Günter Afting, M.D., Ph.D.

Karl M. Kliem

Peter O. Kliem

Dr. Jochen Mackenrodt

OBP III – Holdings LLC

OBP (Bermuda) III – Holdings LLC

OBP (Adjunct) III – Holdings LLC

mRNA – Holdings LLC

Omega Fund IV, L.P.